Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     Each of the undersigned officers of PHC, Inc. (the “Company”) hereby certifies that, to the best of their knowledge, the Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2008                                                                                 By: /s/ Bruce A. Shear__________

                                                                                                                                          Bruce A. Shear, President
                                                                                                                                          and Chief Executive Officer

Date: September 29, 2008                                                                                  By: /s/ Paula C. Wurts__________
                                                                                                                                           Paula C. Wurts,
                                                                                                                                           Chief Financial Officer